NEWS RELEASE

----------AT THE COMPANY----------
Lynn Afendoulis
Director, Corporate Communications
616/365-1502

FOR IMMEDIATE RELEASE
MONDAY, APRIL 11, 2005

             UNIVERSAL FOREST PRODUCTS, INC. REPORTS A 63% INCREASE
               IN DILUTED EARNINGS PER SHARE FOR 1ST QUARTER 2005

GRAND RAPIDS, Mich., April 11, 2005 - Universal Forest Products, Inc. (Nasdaq:
UFPI) today announced a strong first quarter, marked by an increase in diluted earnings per share to $0.49, up 63.3% over diluted earnings per share of $0.30 reported for the same period last year. The Company posted net sales of $537.2 million, up 15.4% over net sales of $465.7 million in the first quarter of 2004.

"In our 50th year, the story of our success continues to be one of strong, steady growth driven by the hard work of a dedicated workforce," said Universal CEO and Vice Chairman William G. Currie. "These results also reflect the strengths of our business model, which relies on diversification for continued balance and growth."

Overall, the Company posted a sales increase of 15.4%, which includes an estimated 9% increase in unit sales. The remaining increase in sales was attributable to higher prices driven by the lumber market.

By market, Universal posted first quarter sales of:

      -     $177.6 million D-I-Y/retail, down 0.7% over last year;

      - $151.9 million in site-built construction, an increase of 32.3% over last year;

      -     $111.3 million in industrial, up 17.2% over last year; and

      -     $96.3 million in manufactured housing, a 25.2% increase over 2004.

                                                                         MORE...

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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 2

"We have not wavered in our commitment to and belief in the manufactured housing business and it has paid off," Currie said. "We've also emphasized growth in sales to the modular market and our performance there can be attributed to new proprietary products and to strong relationships we've forged over many decades.

"Site-built construction and industrial remain strong growth markets for Universal," Currie added. "As the leading national supplier to both, we're gaining market share and continuing to consolidate these two large, fragmented markets."

Sales to the D-I-Y/retail market experienced a decline in unit sales in the first quarter of 2005 over the same period of 2004, reflecting both the Company's efforts to create greater balance and diversification in its customer base and a late spring in the Northeast and Midwest.

Currie noted that earnings from operations increased almost 39%, to $17.4 million in the first quarter 2005 from $12.5 million for the first quarter last year, which was well in excess of the Company's 9% increase in unit sales. Earnings in 2004 were affected by operating losses from a framing operation in the West. That business entity has since been downsized and is operating more efficiently.

OUTLOOK

The Company anticipates continued growth in its business in 2005 and reaffirms its annual targets of a 7% to 12% increase in unit sales and a 10% to 15% increase in net earnings over results reported for 2004.

Universal Forest Products will conduct a conference call to discuss information included in this news release and related matters at 11:00 a.m. EDT on Tuesday, April 12, 2005. The conference call will be hosted by William G. Currie and will be available for analysts and institutional investors domestically at (866) 835-8893 or internationally at (703) 639-1409. Use conference call ID #680965. The conference call will be available simultaneously, and in its entirety, to all interested investors and news media through a webcast at www.ufpi.com.

                                                                         MORE...

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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 3

Celebrating its 50th anniversary, Universal Forest Products markets, manufactures and engineers wood and wood-alternative products for D-I-Y retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood packaging for various industries. Among the company's newest and fastest-growing ventures are framing services for the site-built sector. In conjunction with its customers, Universal uses its engineering and manufacturing expertise, coupled with highly skilled employees, to design and construct buildings and housing. For information about Universal Forest Products on the Internet, please visit the Company's web site at www.ufpi.com , or call 888-Buy-UFPI.

Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the Company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.

                              HIGHLIGHTS TO FOLLOW
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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 3

                 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
                           FOR THE THREE MONTHS ENDED
                                 MARCH 2005/2004

                                                          QUARTER PERIOD                              YEAR TO DATE
                                             ---------------------------------------    ---------------------------------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)               2005                 2004                  2005                  2004
----------------------------------------     ------------------   ------------------    ------------------    -----------------
NET SALES                                    $ 537,160      100%  $ 465,665      100%   $ 537,160      100%   $ 465,665     100%

COST OF GOODS SOLD                             469,931    87.48     409,304    87.90      469,931    87.48      409,304   87.90
                                             ---------            ---------             ---------             ---------

GROSS PROFIT                                    67,229    12.52      56,361    12.10       67,229    12.52       56,361   12.10

SELLING, GENERAL AND
   ADMINISTRATIVE  EXPENSES                     49,851     9.28      43,840     9.41       49,851     9.28       43,840    9.41
                                             ---------            ---------             ---------             ---------

EARNINGS  FROM  OPERATIONS                      17,378     3.24      12,521     2.69       17,378     3.24       12,521    2.69

OTHER EXPENSE (INCOME)
     INTEREST EXPENSE                            3,775     0.70       3,631     0.78        3,775     0.70        3,631    0.78
     INTEREST INCOME                              (149)   -0.03         (83)   -0.02         (149)   -0.03          (83)  -0.02
     NET GAIN ON SALE OF REAL ESTATE AND
               INTEREST IN SUBSIDIARY           (1,272)   -0.24        (369)   -0.08       (1,272)   -0.24         (369)  -0.08
                                             ---------            ---------             ---------             ---------
                                                 2,354     0.44       3,179     0.68        2,354     0.44        3,179    0.68
                                             ---------            ---------             ---------             ---------

EARNINGS BEFORE  INCOME TAXES
  AND MINORITY INTEREST                         15,024     2.80       9,342     2.01       15,024     2.80        9,342    2.01

INCOME TAXES                                     5,759     1.07       3,644     0.78        5,759     1.07        3,644    0.78
                                             ---------            ---------             ---------             ---------

EARNINGS BEFORE  MINORITY INTEREST               9,265     1.72       5,698     1.22        9,265     1.72        5,698    1.22

MINORITY INTEREST                                  (36)   -0.01        (131)   -0.03          (36)   -0.01         (131)  -0.03
                                             ---------            ---------             ---------             ---------

NET EARNINGS                                 $   9,229     1.72   $   5,567     1.20    $   9,229     1.72    $   5,567    1.20
                                             =========            =========             =========             =========

EARNINGS PER SHARE - BASIC                   $    0.51            $    0.31             $    0.51             $    0.31

EARNINGS PER SHARE - DILUTED                 $    0.49            $    0.30             $    0.49             $    0.30

WEIGHTED AVERAGE SHARES
  OUTSTANDING                                   18,187               17,961                18,187                17,961

WEIGHTED AVERAGE SHARES
  OUTSTANDING WITH COMMON
  STOCK EQUIVALENTS                             18,972               18,709                18,972                18,709

SUPPLEMENTAL SALES DATA

                                      QUARTER PERIOD                       YEAR TO DATE
                            ----------------------------------    ------------------------------    ---
MARKET CLASSIFICATION         2005       %       2004       %        2005       %        2004        %
---------------------       ---------   ---    --------    ---    ---------    ---     ---------    ---
DO-IT-YOURSELF/RETAIL       $ 177,622    33%   $178,885     38%   $ 177,622     33%    $ 178,885     38%
SITE-BUILT CONSTRUCTION       151,901    28%    114,842     25%     151,901     28%      114,842     25%
MANUFACTURED HOUSING           96,344    18%     76,975     17%      96,344     18%       76,975     17%
INDUSTRIAL                    111,293    21%     94,963     20%     111,293     21%       94,963     20%
                            ---------   ---    --------    ---    ---------    ---     ---------    ---
TOTAL                       $ 537,160   100%   $465,665    100%   $ 537,160    100%    $ 465,665    100%
                            ---------   ---    --------    ---    ---------    ---     ---------    ---

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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 4

                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                 MARCH 2005/2004

(IN THOUSANDS)

ASSETS                                                2005         2004
------------------------------------------------   ----------   ----------
CURRENT ASSETS
  Cash and cash equivalents                        $   28,396   $   22,052
  Accounts receivable                                 179,954      206,508
  Inventories                                         286,835      219,204
  Other current assets                                 15,429        6,009

                                                   ----------   ----------
TOTAL CURRENT ASSETS                                  510,614      453,773

OTHER ASSETS                                            8,303        8,523
INTANGIBLE ASSETS, NET                                131,108      128,839

PROPERTY, PLANT
AND EQUIPMENT,  NET                                   218,369      211,533
                                                   ----------   ----------

TOTAL ASSETS                                       $  868,394   $  802,668
                                                   ==========   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY                  2005         2004
------------------------------------------------   ----------   ----------
CURRENT LIABILITIES
  Accounts payable and
       accrued liabilities                         $  188,786   $  167,869
  Current portion of long-term
       debt and capital leases                         21,910        6,010

                                                   ----------   ----------
TOTAL CURRENT LIABILITIES                             210,696      173,879

LONG-TERM DEBT AND CAPITAL
LEASES, LESS CURRENT PORTION                          251,806      285,682
OTHER LIABILITIES                                      36,515       31,158

SHAREHOLDERS' EQUITY                                  369,377      311,949
                                                   ----------   ----------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                             $  868,394   $  802,668
                                                   ==========   ==========

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 5

                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                           FOR THE THREE MONTHS ENDED
                                 MARCH 2005/2004

(IN THOUSANDS)                                                              2005         2004
---------------------------------------------------------------------    ----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                             $    9,229   $    5,567
Adjustments to reconcile net earnings to net cash
  from operating activities:
      Depreciation                                                            7,345        6,672
      Amortization of intangibles                                               544          471
      Deferred income taxes                                                      19           20
      Minority interest                                                          36          131
      Loss on sale of interest in subsidiary                                      -          193
      Gain on sale of property, plant and equipment                          (1,131)        (603)
      Changes in:
        Accounts receivable                                                 (28,643)     (73,128)
        Inventories                                                         (73,913)     (48,711)
        Accounts payable                                                     36,108       37,850
        Accrued liabilities and other                                        (6,103)       1,184
                                                                         ----------   ----------
          NET CASH FROM OPERATING ACTIVITIES                                (56,509)     (70,354)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                                 (10,604)      (7,295)
Acquisitions, net of cash received                                                -       (5,360)
Sale of interest in subsidiary                                                    -        4,679
Proceeds from sale of property, plant and equipment                           2,295          740
Other, net                                                                      366          178
                                                                         ----------   ----------
          NET CASH FROM INVESTING ACTIVITIES                                 (7,943)      (7,058)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings under revolving credit facilities                             66,713       81,516
Repayment of long-term debt                                                    (138)         (58)
Proceeds from issuance of common stock                                        1,462          857
Distributions to minority shareholders                                         (536)        (125)
Repurchase of common stock                                                        -         (116)
Other, net                                                                       73          (40)
                                                                         ----------   ----------
          NET CASH FROM FINANCING ACTIVITIES                                 67,574       82,034
                                                                         ----------   ----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                       3,122        4,622

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                                                  25,274       17,430
                                                                         ----------   ----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                 $   28,396   $   22,052
                                                                         ==========   ==========